Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE
For Immediate Release
COMSTOCK RESOURCES, INC. REPORTS
SECOND QUARTER 2023 FINANCIAL AND OPERATING RESULTS
FRISCO, TEXAS, July 31, 2023 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter ended June 30, 2023.
Highlights of 2023's Second Quarter
•Weak natural gas prices have weighed heavily on the second quarter results.
•Natural gas and oil sales, including realized hedging gains, were $285 million.
•Operating cash flow was $145 million or $0.53 per diluted share.
•Adjusted EBITDAX for the quarter was $182 million.
•Adjusted net income was just over break even for the quarter.
•Solid results from Haynesville shale drilling program with 15 (12.0 net) operated wells turned to sales since the Company's last update with an average initial production of 21 MMcf per day.
•Comstock continues to have success in its Western Haynesville exploratory play. Comstock's fourth and fifth well were recently turned to sales with strong initial production rates.
Financial Results for the Three Months Ended June 30, 2023
Comstock's natural gas and oil sales in the second quarter of 2023 totaled $285.2 million (including realized hedging gains of $55.5 million). Operating cash flow (excluding changes in working capital) generated in the second quarter of 2023 was $145.5 million, and net loss available to common stockholders for the second quarter was $45.7 million or $0.17 per share. The reported net loss in the quarter included a pre-tax $60.0 million unrealized loss on hedging contracts held for risk management. Excluding this item and certain other items, adjusted net income available to common stockholders for the second quarter of 2023 was $1.0 million, or $0.00 per diluted share.
Comstock's production cost per Mcfe in the second quarter averaged $0.84 per Mcfe, which was comprised of $0.36 for gathering and transportation costs, $0.27 for lease operating costs, $0.15 for production and other taxes and $0.06 for cash general and administrative expenses. Comstock's unhedged operating margin was 54% in the second quarter of 2023 and 63% after hedging.

Financial Results for the Six Months Ended June 30, 2023
Natural gas and oil sales for the six months ended June 30, 2023 totaled $675.6 million (including realized hedging gains of $65.9 million). Operating cash flow (excluding changes in working capital) generated during the first six months of 2023 was $400.4 million, and net income available to common stockholders was $88.8 million or $0.32 per share. Net income during the first six months of 2023 included a pre-tax $4.0 million unrealized loss on hedging contracts held for risk management. Excluding this item and certain other items, adjusted net income available to common stockholders for the six months ended June 30, 2023 was $93.0 million or $0.33 per diluted share.
Comstock's production cost per Mcfe during the six months ended June 30, 2023 averaged $0.84 per Mcfe, which was comprised of $0.36 for gathering and transportation costs, $0.27 for lease operating costs, $0.14 for production and other taxes and $0.07 for cash general and administrative expenses. Comstock's unhedged operating margin was 65% during the first six months of 2023 and 69% after hedging.
Drilling Results
Comstock drilled 21 (17.2 net) operated horizontal Haynesville/Bossier shale wells in the second quarter of 2023 which had an average lateral length of 10,887 feet. Comstock turned 17 (13.0 net) operated wells to sales in the second quarter of 2023.
Since its last operational update in May, Comstock has turned 15 (12.0 net) operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 21 MMcf per day. The completed lateral length of these wells averaged 10,671 feet.
Included in the wells turned to sales were the Dinkins JG #1 and the McCullough Ingram A #1, Comstock's fourth and fifth successful Western Haynesville wells. The Dinkins well was drilled to a total vertical depth of 18,042 feet and has a 9,565 foot completed lateral. The well's initial production rate was 34 MMcf per day. The McCullough Ingram well was drilled to a total vertical depth of 17,836 feet and has a 8,256 foot completed lateral. The well's initial production rate was 35 MMcf per day.
Declaration of Quarterly Dividend
On July 31, 2023, Comstock's Board of Directors declared a quarterly dividend of $0.125 per common share. The dividend will be payable on September 15, 2023 to stockholders of record at the close of business on September 1, 2023.
Earnings Call Information
Comstock has planned a conference call for 10:00 a.m. Central Time on August 1, 2023, to discuss the second quarter 2023 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at https://register.vevent.com/register/BId240081b2bc14ea8931c4866b16b9dbd. Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/mtj2p68k.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on August 1, 2023. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/mtj2p68k.
This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.
Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

Revenues:
Natural gas sales	$228,892	$858,838	$606,924	$1,381,795
Oil sales	860	2,504	2,802	4,388
Total natural gas and oil sales	229,752	861,342	609,726	1,386,183
Gas services	58,459	84,912	168,063	129,485
Total revenues	288,211	946,254	777,789	1,515,668
Operating expenses:
Production and ad valorem taxes	19,599	21,729	34,505	35,549
Gathering and transportation	45,395	36,964	90,969	69,057
Lease operating	34,031	25,079	68,861	51,265
Exploration	—	2,342	1,775	3,363
Depreciation, depletion and amortization	140,177	119,201	274,160	225,929
Gas services	55,390	82,778	156,685	123,453
General and administrative	10,038	9,063	22,406	17,286
Loss (gain) on sale of assets	648	(19)	(125)	(21)
Total operating expenses	305,278	297,137	649,236	525,881
Operating income (loss)	(17,067)	649,117	128,553	989,787
Other income (expenses):
Gain (loss) from derivative financial instruments	(4,495)	(72,826)	61,914	(510,319)
Other income	598	182	1,058	450
Interest expense	(39,188)	(44,320)	(77,458)	(90,811)
Loss on early retirement of debt	—	(46,840)	—	(46,840)
Total other expenses	(43,085)	(163,804)	(14,486)	(647,520)
Income (loss) before income taxes	(60,152)	485,313	114,067	342,267
(Provision for) benefit from income taxes	14,446	(108,422)	(25,270)	(76,800)
Net income (loss)	(45,706)	376,891	88,797	265,467
Preferred stock dividends	—	(4,363)	—	(8,678)
Net income (loss) available to common stockholders	$(45,706)	$372,528	$88,797	$256,789

Net income (loss) per share:
Basic	$(0.17)	$1.60	$0.32	$1.10
Diluted	$(0.17)	$1.36	$0.32	$0.96
Weighted average shares outstanding:
Basic	276,669	232,045	276,610	232,011
Diluted	276,669	277,614	276,610	277,485
Dividends per share	$0.125	$—	$0.25	$—

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Natural gas production (MMcf)	126,307	123,950	253,374	238,856
Oil production (Mbbls)	13	24	40	45
Total production (MMcfe)	126,386	124,092	253,612	239,127

Natural gas sales	$228,892	$858,838	$606,924	$1,381,795
Natural gas hedging settlements (1)	55,494	(257,363)	65,877	(374,549)
Total natural gas including hedging	284,386	601,475	672,801	1,007,246
Oil sales	860	2,504	2,802	4,388
Total natural gas and oil sales including hedging	$285,246	$603,979	$675,603	$1,011,634

Average natural gas price (per Mcf)	$1.81	$6.93	$2.40	$5.79
Average natural gas price including hedging (per Mcf)	$2.25	$4.85	$2.66	$4.22
Average oil price (per barrel)	$66.15	$104.33	$70.05	$97.51
Average price (per Mcfe)	$1.82	$6.94	$2.40	$5.80
Average price including hedging (per Mcfe)	$2.26	$4.87	$2.66	$4.23

Production and ad valorem taxes	$19,599	$21,729	$34,505	$35,549
Gathering and transportation	45,395	36,964	90,969	69,057
Lease operating	34,031	25,079	68,861	51,265
Cash general and administrative (2)	7,733	7,482	18,054	14,210
Total production costs	$106,758	$91,254	$212,389	$170,081

Production and ad valorem taxes (per Mcfe)	$0.15	$0.18	$0.14	$0.15
Gathering and transportation (per Mcfe)	0.36	0.30	0.36	0.29
Lease operating (per Mcfe)	0.27	0.20	0.27	0.21
Cash general and administrative (per Mcfe)	0.06	0.06	0.07	0.06
Total production costs (per Mcfe)	$0.84	$0.74	$0.84	$0.71

Unhedged operating margin	54%	89%	65%	88%
Hedged operating margin	63%	85%	69%	83%

Gas services revenue	$58,459	$84,912	$168,063	$129,485
Gas services expenses	55,390	82,778	156,685	123,453
Gas services margin	3,069	2,134	11,378	6,032

Natural Gas and Oil Capital Expenditures:
Proved property acquisitions	$—	$(69)	$—	$205
Unproved property acquisitions	15,953	21,551	56,648	25,182
Total natural gas and oil properties acquisitions	$15,953	$21,482	$56,648	$25,387
Exploration and Development:
Development leasehold	$4,975	$655	$13,718	$5,287
Exploratory drilling and completion	74,622	18,840	104,312	30,397
Development drilling and completion	231,038	225,371	511,214	414,419
Other development costs	11,353	18,325	17,450	36,937
Total exploration and development capital expenditures	$321,988	$263,191	$646,694	$487,040

(1)Included in gain (loss) from derivative financial instruments in operating results.
(2)Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
ADJUSTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS:
Net income (loss) available to common stockholders	$(45,706)	$372,528	$88,797	$256,789
Unrealized (gain) loss from derivative financial instruments	59,989	(184,537)	3,963	135,770
Loss on early retirement of debt	—	46,840	—	46,840
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	—	1,414	—	4,174
Exploration expense	—	2,342	1,775	3,363
Loss (gain) on sale of assets	648	(19)	(125)	(21)
Adjustment to (provision for) benefit from income taxes	(13,892)	35,050	(1,364)	(37,539)
Adjusted net income available to common stockholders (1)	$1,039	$273,618	$93,046	$409,376

Adjusted net income available to common stockholders per share (2)	$—	$1.00	$0.33	$1.50

Diluted shares outstanding	276,669	277,614	276,610	277,484

ADJUSTED EBITDAX:
Net income (loss)	$(45,706)	$376,891	$88,797	$265,467
Interest expense	39,188	44,320	77,458	90,811
Income taxes	(14,446)	108,422	25,270	76,800
Depreciation, depletion, and amortization	140,177	119,201	274,160	225,929
Exploration	—	2,342	1,775	3,363
Unrealized (gain) loss from derivative financial instruments	59,989	(184,537)	3,963	135,770
Stock-based compensation	2,305	1,581	4,351	3,076
Loss on early extinguishment of debt	—	46,840	—	46,840
Loss (gain) on sale of assets	648	(19)	(125)	(21)
Total Adjusted EBITDAX (3)	$182,155	$515,041	$475,649	$848,035

(1)Adjusted net income available to common stockholders is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)Adjusted net income available to common stockholders per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
OPERATING CASH FLOW(1):
Net income (loss)	$(45,706)	$376,891	$88,797	$265,467
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	59,989	(184,537)	3,963	135,770
Deferred income taxes (benefit)	(13,910)	95,117	25,270	70,329
Depreciation, depletion and amortization	140,177	119,201	274,160	225,929
Loss on early retirement of debt	—	46,840	—	46,840
Amortization of debt discount and issuance costs	1,994	2,873	3,991	7,098
Stock-based compensation	2,305	1,581	4,351	3,076
Loss (gain) on sale of assets	648	(19)	(125)	(21)
Operating cash flow	$145,497	$457,947	$400,407	$754,488
(Increase) decrease in accounts receivable	60,218	(232,043)	316,210	(203,918)
(Increase) decrease in other current assets	2,715	(2,104)	1,201	881
Increase in accounts payable and accrued expenses	123,080	187,116	56	145,083
Net cash provided by operating activities	$331,510	$410,916	$717,874	$696,534

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
FREE CASH FLOW(2):
Operating cash flow	$145,497	$457,947	$400,407	$754,488
Less:
Exploration and development capital expenditures	(321,988)	(263,191)	(646,694)	(487,040)
Other capital expenditures	(6,970)	(18,057)	(11,513)	(18,079)
Preferred stock dividends	—	(4,363)	—	(8,678)
Free cash flow (deficit) from operations	$(183,461)	$172,336	$(257,800)	$240,691
Acquisitions of natural gas and oil properties	(15,953)	(21,482)	(56,648)	(25,387)
Proceeds from divestitures	41,165	48	41,295	93
Free cash flow (deficit) after acquisition and divestiture activity	$(158,249)	$150,902	$(273,153)	$215,397

(1)Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)Free cash flow from operations and free cash flow after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, preferred dividend payments, proved and unproved property acquisitions, and proceeds from divestiture of natural gas and oil properties.

COMSTOCK RESOURCES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$9,919	$54,652
Accounts receivable	193,917	510,127
Derivative financial instruments	17,553	23,884
Other current assets	60,777	56,324
Total current assets	282,166	644,987
Property and equipment, net	5,026,001	4,622,655
Goodwill	335,897	335,897
Operating lease right-of-use assets	192,670	90,716
	$5,836,734	$5,694,255

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$552,315	$530,195
Accrued costs	132,057	183,111
Operating leases	77,690	38,411
Derivative financial instruments	—	4,420
Total current liabilities	762,062	756,137
Long-term debt	2,176,418	2,152,571
Deferred income taxes	451,004	425,734
Derivative financial instruments	2,052	—
Long-term operating leases	115,048	52,385
Asset retirement obligation	29,964	29,114
Total liabilities	3,536,548	3,415,941
Stockholders' Equity:
Common stock	139,246	138,759
Additional paid-in capital	1,255,382	1,253,417
Accumulated earnings	905,558	886,138
Total stockholders' equity	2,300,186	2,278,314
	$5,836,734	$5,694,255